EXHIBIT 99.1

Bruce Hutchison Named uBid.com Holdings, Inc.
Vice President of Marketing

Asset-Recovery Leader Appoints Veteran Marketer To Support Growth Plan

CHICAGO—May 22, 2008 - uBid.com Holdings, Inc. (UBHI.OB), the leading asset recovery solutions company for the world’s most trusted brands, today announced the appointment of Bruce Hutchison to Vice President of Marketing. Hutchison will lead uBid Holdings’ strategy, branding and customer acquisition/retention efforts as uBid.com Holdings augments its online auction platform with additional sales channels.

Hutchison, a veteran marketer having held senior marketing roles at Midas International Corporation, Thompson Multimedia and D’Arcy, Masius, Benton & Bowles, is an ideal leader for uBid.com Holdings marketing efforts as they execute on the recent shifts in their business strategy. Most recently, Hutchison worked with Sears Holdings Corporation’s Kmart business to implement its first-ever customer loyalty program, which used both online and offline data to learn about and better serve their customers through more personal and relevant communications and incentives.

“Bruce’s experience and proven track record in brand management and consumer research are just what uBid needs as we evaluate the brands of our existing sales channels and aggressively build out new sales channels in support of our sellers. Bruce has a solid record of launching successful initiatives and campaigns that deliver positive results, “said uBid Holdings Chief Executive, Jeff Hoffman.

This move closely follows uBid.com Holdings’ recent shift in business strategy, alignment with respected communications and operations partners and aggressive Investor Relations campaign, suggesting that the 10 year-old asset-recovery company known for online auctions, may be building up steam for a rapid expansion in 2008.

For more information please visit www.ubid.com.

About uBid.com Holdings, Inc.
uBid Holdings, Inc. is the world's leading excess inventory solutions company that links brand name sellers with customers around the globe. uBid Holdings, Inc. does this through its multi-channel asset-recovery solution that includes an online auction platform located at www.ubid.com, physical facilities liquidation and a business-to-business selling platform. Brand name sellers are able to reduce excess inventory more efficiently and profitably than ever before. And however they choose to buy, shoppers now have an inside connection to the world's most trusted brands at prices far below retail. With more than 10 years experience in online commerce, uBid Holdings, Inc. is headquartered in Chicago, IL.

uBid.com Holdings, Inc. is publicly-traded on the NASD OTC bulletin board (UBHI).

SEC Filings and Forward-Looking Statements

Additional information about uBid.com is in the company’s annual report on Form 10-K, filed with the Securities and Exchange Commission.

Certain statements made in this release are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements using terminology such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could,” “possible,” “plan,” “project,” “should,” “will,” “forecast,” and similar words or expressions. uBid.com Holdings, Inc. intends that all forward-looking statements be subject to the safe harbor provisions of the Private Securities Litigation Reform Act. Forward-looking statements are based on the then-current expectations, beliefs, assumptions, estimates and forecasts about the business of uBid.com Holdings, Inc. and the industries and markets in which uBid.com Holdings, Inc. operates. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or implied by these forward-looking statements. Factors which may affect the forward looking statement identified above and uBid.com Holdings, Inc.'s business, financial condition and operating results generally include the effects of adverse changes in the economy, reductions in consumer spending, declines in the financial markets and the industries in which uBid.com Holdings, Inc. and its partners operate, adverse changes affecting the Internet and e-commerce, the ability of uBid.com Holdings, Inc. to develop and maintain relationships with strategic partners and suppliers and the timing of its establishment or extension of its relationships with strategic partners, the ability of uBid.com Holdings, Inc. to timely and successfully develop, maintain and protect its technology and product and service offerings and execute operationally, the ability of uBid.com Holdings, Inc. to attract and retain qualified personnel, the ability of uBid.com Holdings, Inc. to successfully integrate its acquisitions of other businesses, if any, and the performance of acquired businesses. uBid.com Holdings, Inc. expressly disclaims any intent or obligation to update these forward-looking statements, except as otherwise specifically stated by uBid.com Holdings, Inc.